SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2010

RESOURCE EXCHANGE OF AMERICA CORP.

 (Exact name of registrant as specified in its charter)

Florida	333-157565	26-4065800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
27 Fletcher Ave. Sarasota, FL 34237
(Address of principal executive offices)

941-312-0330
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(1) Joint Venture Agreement

On June 2, 2010, Resource Exchange of America Corp. (the “Company”) entered into a definitive Joint Venture Agreement (“Joint Venture”) with Thomas Griffin International, Inc. dba Sea Lion Ocean Freight (“Griffin International”).

Under the terms of the Joint Venture, the Company has agreed to provide all financing and administrative services necessary for Griffin International to explore, discover, and develop projects involving the importation and exportation of ferrous and non-ferrous metal processing, shipment, and delivery projects within the Gulf of Mexico and Caribbean Region. The Joint Venture will last until the completed transfer of the licenses from Thomas Griffin to the Company or its designated subsidiary. The Company shall retain all revenues and profits from the projects until it receives the licenses Griffin International will be transferring to the Company.

The foregoing summary description of the terms of the Joint Venture Agreement may not contain all information that is of interest. For further information regarding the terms and conditions of each of the Joint Venture Agreement, reference is made to such agreement, which is filed as Exhibit 10.1 hereto, and is incorporated by reference.

(2) Employment & Acquisition Agreement

a)

Acquisition

On June 21, 2010, the Company entered into an Employment & Acquisition Agreement (“Asset Acquisition”) with Thomas L. Griffin (“Mr. Griffin”), an individual. Mr. Griffin owns Griffin International, which operates under the name of Sea Lion Ocean Freight (“Sea Lion”), which is wholly unrelated to Sea Lion Ocean Freight, LLC (“Sea Lion, LLC), the Company’s wholly-owned subsidiary. Pursuant to the terms and conditions of the Asset Acquisition, Mr. Griffin shall transfer certain assets of Sea Lion, including but not limited to various volume service contracts with top ocean freight carriers. Additionally, Mr. Griffin shall transfer to, or establish with the Company his Federal Maritime licenses. The terms of the Asset Acquisition render that certain Joint Venture between the Company and Griffin International ineffective.

As consideration for the transferred assets, Mr. Griffin will be paid $20,000 at the execution of the Asset Acquisition. He will be paid an additional $5,000 when the first Acquisition agreement is signed for a vessel to be broken in Mexico.

b)

Employment

Also under the terms of the Asset Acquisition, on June 21, 2010, Mr. Griffin was appointed as President of the Company’s subsidiary, Sea Lion, LLC, effective July 6, 2010 (the “Effective Date”), and further appointed as Vice President, Global Development and Markets, of the Company. The initial term of Mr. Griffin’s employment under the Griffin Agreement is for approximately (3) years, with the termination date set for May 31, 2013 (unless earlier terminated in accordance with the terms of the Griffin Agreement).

Among other terms, the Griffin Agreement provides that Mr. Griffin will seek out, identify and evaluate possible opportunities for the Company or any of its subsidiaries to do business.  As consideration, Mr. Griffin will receive an annual salary of $87,500.00, with payments made weekly starting on the Effective Date. Additionally, Mr. Griffin will be eligible to participate in the Company’s quarterly profit sharing incentive, as outlined in the Griffin Agreement.

The foregoing summary description of the terms of the Employment & Acquisition Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Employment Agreement, this reference is made to such agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by this reference.

ITEM 1.02

TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As a result of the aforementioned Employment & Acquisition Agreement, the Joint Venture Agreement will terminate as of the Effective Date of that certain Employment & Acquisition Agreement, July 6, 2010, rendering the Joint Venture moot.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 7.01          REGULATION FD DISCLOSURE

As set forth in Item 1.01, Sea Lion is unrelated to Sea Lion Ocean Freight, LLC; the similar nature of the two entities’ names has helped to effectuate the transfer of assets under that certain Asset Acquisition.

Press Releases

On June 17, 2010 the Company issued a press release relating to the Joint Venture and the Griffin Agreement.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description
10.1	Joint Venture Agreement between Resource Exchange of America Corp. and Thomas Griffin International dba Sea Lion Ocean Freight dated June 2, 2010
10.2	Asset Acquisition/Employment Agreement between Resource Exchange of America Corp. and Thomas Griffin dated June 21, 2010
99.1	Press Release- Griffin International Joint Venture/Employment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE EXCHANGE OF AMERICA CORP.
Date: June 21, 2010	By:	/s/ Dana J. Pekas
Dana J. Pekas
Chief Executive Officer & President

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